Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

NOTE 10 - SUBSEQUENT EVENTS

Common stock issued

On February 27, 2017, the Company issued 150,000 shares of common stock to an employee as a bonus for services to the Company. The shares were valued at the most recent cash price paid of $0.075 per share. In connection with these shares, the Company recorded stock-based compensation of $11,250.

From January 1, 2017 to March 31, 2017, pursuant to a stock purchase agreement with Lincoln Park dated October 20, 2015, whereby we have the right to sell to, and Lincoln Park is obligated to purchase, up to $10.1 million in amounts of shares of the Company’s common stock, subject to certain limitations, from time to time, over the 36-month period, the Company issued 900,000 shares of its common stock to Lincoln Park for net proceeds of $176,617.

From April 1, 2017 to April 12, 2017, pursuant to a stock purchase agreement with Lincoln Park dated October 20, 2015, whereby we have the right to sell to, and Lincoln Park is obligated to purchase, up to $10.1 million in amounts of shares of the Company’s common stock, subject to certain limitations, from time to time, over the 36-month period, the Company issued 400,000 shares of its common stock to Lincoln Park for net proceeds of $99,667.

From January 2017 to April 5, 2017, pursuant to unit subscription agreements, the Company issued 8,253,136 shares of its common stock and 4,126,568 five-year warrants to purchase common shares for an exercise price of $0.30 per common share to investors for cash proceeds of $618,983 or $0.075 per share.

Series B preferred stock

On March 7, 2017, the Company filed a certificate of designation, preferences and rights of Series B preferred stock (the “Certificate of Designation”) with the Secretary of State of the State of Nevada to designate 7,892,000 shares of its previously authorized preferred stock as Series B preferred stock, par value $0.0001 per share and a stated value of $0.0001 per share. The Certificate of Designation and its filing was approved by the Company’s board of directors without shareholder approval as provided for in the Company’s articles of incorporation and under Nevada law.

The holders of shares of Series B preferred stock are entitled to dividends or distributions share for share with the holders of the Common Stock, if, as and when declared from time to time by the Board of Directors. The holders of shares of Series B preferred stock have the following voting rights:

●	Each share of Series B preferred stock entitles the holder to 100 votes on all matters submitted to a vote of the Company’s stockholders.

●	Except as otherwise provided in the Certificate of Designation, the holders of Series B preferred stock, the holders of Company common stock and the holders of shares of any other Company capital stock having general voting rights and shall vote together as one class on all matters submitted to a vote of the Company’s stockholders; and

●	Commencing at any time after the date of issuance of any shares of the Series B Preferred Stock (the “Issuance Date”) and upon the earliest of the occurrence of (i) a holder of the Series B Preferred Stock owning, directly or indirectly as a beneficiary or otherwise, shares of Common Stock which are less than 5.0% of the total outstanding shares of Common Stock, (ii) the date a holder of the Series B Preferred Stock is no longer an employee of the Company or any of its subsidiaries or (iii) five years after the Issuance Date, the Company shall have the right to redeem all of the then outstanding Series B Preferred Stock held by such holder at a price equal to the Stated Value (the “Redemption Price”). The Series B Preferred Stock which is redeemed as provided for in the Certificate of Designations shall be returned to the Company (and, if not so returned, shall automatically be deemed canceled). The Redemption Price shall be mailed to such holder at the holder’s address of record, and the Series B Preferred Stock owned by such holder shall be canceled.

In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Series B Preferred Stock shall be entitled to receive, share for share with the holders of shares of Common Stock and Series A Preferred Stock, all the assets of the Corporation of whatever kind available for distribution to stockholders, after the rights of the holders of the Series A Preferred Stock have been satisfied.

Acquisition of Vitel

Om March 10, 2017 (the “Closing Date”), the Company completed the acquisition of 100% of the issued and outstanding capital stock of Vitel Laboratorios, S.A. de C.V., a Mexican variable stock corporation (“Vitel”) from its shareholders Manuel Cosme Odabachian and Carlos Fernando Alaman Volnie (collectively, the “Vitel Stockholders”) pursuant to the terms and conditions of a Contribution Agreement to the Property of Trust F/2868 entered into among the Company and the Vitel Stockholders on the Closing Date (the “Contribution Agreement”). Vitel is a revenue-stage Mexico-based pharmaceutical company that develops and commercializes specialty drugs in MALA.

The Company acquired Vitel for the purpose of commercializing the Company’s PROSCAVAX vaccine technology and cancer technologies in MALA and to utilize Vitel’s distribution network and customer and industry relationships.

Pursuant to the terms of the Contribution Agreement, the Company issued 61,158,013 shares of its common stock and 5,000,000 shares of Series B preferred stock to Banco Actinver, S.A., in its capacity as Trustee (the “Trustee”) of the Irrevocable Management Trust Agreement Trust No. 2868 (the “Trust Agreement”) for the benefit of the Vitel Stockholders in exchange for 100% of the issued and outstanding capital stock of Vitel (the “Vitel Shares”). The Common Stock and Series B Preferred will be held by Trustee for the benefit of the Vitel Stockholders as provided for in the Trust Agreement and 98% of the Vitel Shares are held by the Trustee for the benefit of the Company as provided for in the Trust Agreement and 2% of the Vitel Shares were transferred to the Company. Vitel became a wholly owned subsidiary of the Company as of the Closing Date as the Company has full control of the Vitel Shares through the Trust. In addition, the Company issued 2,892,000 shares of Series B Preferred to Jonathan F. Head, Ph. D, the Company’s Chief Executive Officer and a member of the Board of Directors of the Company (the “Board of Directors”) as provided for in the Contribution Agreement. The Series B preferred stock issued to Dr. Head and were determined to have nominal value of $289 or $.0001 per shares and was recorded as compensation expense.

To induce the Vitel Stockholders to enter into the Contribution Agreement and as a condition to close the transactions set forth in that agreement, the Company, the Vitel Stockholders, Dr. Head and Andrew A. Kucharchuk, the Company’s President, Chief Financial Officer and a Director also entered into the following agreements as of the Closing Date or perform the following actions (i) a Stockholder’s Agreement among the Company, Dr. Head, Mr. Kucharchuk, Mr. Cosme and Mr. Alaman dated as of the Closing Date (the “Stockholders’ Agreement”); (ii) the Trust Agreement; (iii) the Company, Vitel and the Vitel Stockholders entered into employment agreements with Messrs. Cosme and Alaman; (iv) the Company and Dr. Head and Mr. Kucharchuk entered into amendments to the employment agreements with, and stock option awards to, Dr. Head and Mr. Kucharchuk; (v) the Company, Dr. Head, Mr. Kucharchuk and the Vitel Stockholders agreed to consent to an amendment to the Company’s Articles of Incorporation and bylaws; (vi) and to elect Mr. Cosme, Mr. Alaman, Dr. Head and Mr. Kucharchuk as directors of Vitel and such directors to elect Mr. Cosme, Mr. Alaman, Dr. Head and Mr. Kucharchuk as officers of Vitel.

The Stockholders Agreement

The following is a summary of Stockholders Agreement.

The Vitel Stockholders and the Company established a trust pursuant to the Trust Agreement described below. Mr. Cosme and Mr. Alaman each contributed, assigned and transferred to the Company ownership of, and title over, one share of the capital stock of Vitel (the “Vitel Shares”) and Mr. Cosme and Mr. Alaman contributed, assigned and transferred to the Trustee (as defined in the Trust Agreement”) ownership of, and title over, the remaining 98 Vitel Shares for the benefit of the Company pursuant to the terms and conditions of the Trust Agreement. The Company contributed, assigned and transferred to the Trustee ownership of, and title over, 61,158,013 newly-issued shares of Common Stock and 5,000,000 newly-issued shares of Series B Preferred Stock with 100 votes per share (collectively, the “OBM Shares”), for the benefit of Mr. Cosme and Mr. Alaman pursuant to the terms and conditions of the Trust Agreement. The OBM Shares held by the Trust have not been and will not be registered under the Securities Act of 1933, as amended, (“Securities Act”) and are restricted securities under the Securities Act and the rules and regulations promulgated thereunder and are subject to the restrictions on transfer contained in Article 4 of the Shareholders’ Agreement.

Corporate Rights. The corporate rights resulting from the Vitel Shares contributed to the Trust will be exercised by the Trustee pursuant to the written instructions it receives from the Company. For such purposes, and pursuant to the bylaws of Vitel, the Company shall have the authority to instruct the Trustee regarding exercising any corporate rights it may be entitled to in its capacity as the majority Vitel shareholder.

Composition of the Board of Directors. The Stockholders’ Agreement permits the Vitel Stockholders to appoint one member to the Board of Directors, one designated by Dr. Head and Mr. Kucharchuk (the “Management Designee”), and two independent directors shall be designated jointly by Dr. Head and Mr. Kucharchuk (the “Management Stockholders”) on the one hand, and the Vitel Stockholders, on the other, and the Management Stockholders or the Management Designee and the Vitel Stockholders or the Vitel Designee shall jointly appoint, as soon as practicable, an independent fifth member of the Board of Directors.

Board of Directors Resolutions. The Stockholders’ Agreement requires the Board of Directors to adopt any and all resolutions with a vote from a majority of its members, provided that for any “Major Decision” as defined in the Stockholders’ Agreement, either the Vitel Designee or the Management Designee shall vote in favor of adopting the corresponding resolution. In the event of a deadlock amongst the members of the Vitel Board of Directors, the Board of Directors shall cast the deciding vote to resolve the deadlock amongst the board members of Vitel with a vote from a majority of its members.

Restrictions on Transfer. Generally, the Stockholders may not at any time, except as discussed below, transfer their respective Company Securities (x) to any of their Affiliates, their spouse, children, grandchildren, parents, sisters, brothers, nieces, nephews or any other relative within the second degree of kindred or a trust or other entity under a Stockholder’s control (the “Permitted Transferees”), or (y) with the prior consent of the other Stockholders which are also a party hereto, or (z) as otherwise permitted under the Stockholders’ Agreement (each, a “Permitted Transfer”), in the understanding that (1) each Management Stockholder will be considered a Permitted Transferee with respect to each other and each Vitel Stockholder will be considered a Permitted Transferee with respect to each other, (2) transfers by the Stockholders that are a party hereto resulting from their death shall be considered a Permitted Transfer, and (3) any Stockholder that is a party hereto may act individually in regards to the rights provided for in the Stockholders’ Agreement.

Right of First Refusal. In the event a Stockholder that is a party to the Stockholders’ Agreement wishes to transfer its Company Securities (other than a transfer which is part of an acquisition or strategic transaction approved by the directors of the Company as a Major Decision), the other non-transferring Stockholders that are also a party to the Stockholders’ Agreement shall have the irrevocable right of first refusal to purchase that shares of the selling shareholder.

Right of Co-Sale (Tag Along). In the event that any stockholder who is a party to the Stockholders’ Agreement or group of such stockholders intends to accept an offer (either solicited or unsolicited) from any third party to acquire or otherwise transfer Company Securities (as defined in the Stockholders’ Agreement), representing at least 20% of the outstanding Company Securities, on a fully diluted basis, the selling stockholder shall give an offer notice in writing to the other stockholders of the Company who are a party to the Stockholders’ Agreement, with a copy to the Company, containing the terms and conditions of such offer received from the interested third party. Each such stockholder shall have the right to participate in such offer by selling the pro rata proportion of its Company Securities pursuant to such offer to acquire or otherwise Transfer Company Securities (as defined in the Stockholders’ Agreement).

Drag Along. In the event a stockholder who is a party to the Stockholders’ Agreement or group of such stockholders representing at least 32% (thirty two per cent) of the outstanding Company Securities, on a fully diluted basis, intends to accept an offer from any third party to acquire or otherwise Transfer Company Securities, representing at least 50% of the outstanding Company Securities, on a fully diluted basis, and the transaction is approved by the Board of Directors as a Major Decision, then each such stockholder shall be obligated to sell its Company Securities pursuant to the offer to purchase. In case the drag along provision included herein is enforced, all the stockholders participating in such sale shall receive the same terms and conditions of sale based on their respective holdings of Company Securities and shall otherwise be treated equally based on such ownership interest.

Termination. The Stockholders’ Agreement terminates upon the earlier of the following: (i) three years as of the Closing Date; (ii) in connection with any Shareholder, whenever such Shareholder directly or indirectly owns less than 5% of the fully diluted shares of the Company; or (iii) upon the consummation of a Liquidation Event (as defined in the Stockholders’ Agreement).

Effective as of March 10, 2017, Mr. Cosme, Mr. Alaman and the Company entered into the Irrevocable Management Trust Agreement Number F/2868 between Mr. Cosme, Mr. Alaman, the Company and the Trustee (the “Trust Agreement”) for the purpose of establishing a trust to hold the OBM Shares and 98 shares of Vitel’s capital stock which were transferred to Trustee pursuant to the Trust Agreement, in addition to other property the beneficiaries may elect to contribute to the trust. The trust structure of this acquisition transaction was established in order to provide certain income tax benefits to the seller pursuant to Mexican tax law.

In connection with the acquisition, the Company issued 61,158,013 restricted shares of its common stock valued at $4,586,851, based on the acquisition-date fair value of our common stock of $.075 per share based on recent sales of the Company’s common stock pursuant to unit subscription agreements and 5,000,000 shares of Series B preferred stock which primarily gives the holder voting rights and were determined to have nominal value of $500.

The fair value of the assets acquired and liabilities assumed were based on management estimates of the fair values on March 10, 2017. Based upon the purchase price allocation, the following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition:

Cash	$39,144
Accounts receivable	187,502
Recoverable taxes	50,263
Other current assets	2,675
Property and equipment	493
Goodwill and other intangible assets	4,737,389
Total assets acquired at fair value	5,017,466

Accounts payable and accrued expenses	423,891
Payroll taxes	6,224
Total liabilities assumed	430,115

Total purchase consideration	$4,587,351

The assets acquired and liabilities assumed are recorded at their estimated fair value on the acquisition date with subsequent changes recognized in earnings or loss. These estimates are inherently uncertain and are subject to refinement. Management develops estimates based on assumptions as a part of the purchase price allocation process to value the assets acquired and liabilities assumed as of the business combination date. As a result, during the purchase price measurement period, which may be up to one year from the business acquisition date, the Company may record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. After the purchase price measurement period, the Company will record adjustments to assets acquired or liabilities assumed in operating expenses in the period in which the adjustments were determined.

The purchase price exceeded the fair value of the net assets acquired by approximately $4,737,389, which shall be recorded as goodwill or other intangible assets pending the Company analysis of the fair values. The fair value of intangible assets may be based upon the discounted cash flow method that involves inputs that are not observable in the market (Level 3). Goodwill assigned represents the amount of consideration transferred in excess of the fair value assigned to identifiable assets acquired and liabilities assumed. Any goodwill recorded is not expected to be deductible for U.S. income tax purposes.

The Company shall record acquisition and transaction related expenses in the period in which they are incurred. Acquisition and transaction related expenses primarily consist of legal, accounting and other fees of third parties related to the acquisition.

Employment agreements

On March 10, 2017, Vitel entered into employment agreements with each of Messrs. Cosme and Alaman who were the sellers of Vitel. Mr. Cosme was appointed as Vitel’s General Manager of Global Operations and Mr. Alaman was appointed as its Chief Operations Officer. Both of Messrs. Cosme and Alaman will be responsible for, supervising, managing, planning, directing and organizing the activities of the Vitel and will be its two most senior executive officers reporting to Vitel’s Board of Directors with all other employees of Vitel reporting directly or indirectly to them.

Each of the agreements provides for a base salary of $187,500, annual bonuses and other compensation as required under Mexican Federal Labor Law and an annual bonus target of 50% of salary based on performance objectives to be established by the Company’s Board of Directors annually. In addition, Messrs. Cosme and Alaman are entitled to a $500 monthly car allowance, health insurance reimbursement of up to $5,000 per year and other benefits required under Mexican law. The employment agreement also contains a non-compete provision prohibiting them from engaging in business activities that compete with Vitel’s current business and allows them to continue to operate their ongoing pharmaceuticals business so long as such business does not interfere with their duties to Vitel under their respective employment agreements. In addition, if Messrs. Cosme and Alaman seek to pursue any future business opportunities that do not interfere with their obligations to Vitel, they are required to notify the Company and provide it with a notice and an opportunity to participate in such opportunity.

The employment agreements may be terminated upon the employee’s death or disability, and with or without cause. In the event Vitel terminates either of Messrs. Cosme and Alaman’s employment upon their death or disability, for cause (as defined in the employment agreement) or if either of them should resign without cause, the person resigning is entitled to payment of their base salary through the date of termination and certain severance payments they are legally entitled to receive under Mexican Federal Labor Law. At Vitel’s option, it may terminate their employment without cause or the employee may terminate the agreement for good cause (as defined in the agreement) in which event the person terminated is entitled to (i) the equivalent amount of the corresponding severance payment set forth in the Mexican Federal Labor Law for an unjustified dismissal, or if greater (ii) the equivalent amount of up to three years’ gross salary and certain amounts mandated under Mexican labor laws, depending on the date of termination less the number of months elapsed after March 10, 2017. The severance payment shall be paid in equal monthly installments over the remaining term so long as the employee is in compliance with the non-compete provisions provided for in the employment agreement.

The Company is a guarantor of Vitel’s obligations under the employment agreements. The employment agreements do not represent additional purchase consideration.

Amendment to employment agreements and stock options

On March 10, 2017, the non-management members of the Board of Directors determined that it was in the best interests of the Company to reward the Company’s chief executive officer and chief financial officer of the Company by amending their employment agreements and awarding them stock options in order to provide incentives to retain and motivate them in their roles with the Company. The Company amended each of the February 2, 2016 employment agreements of the Company’s chief executive officer and chief financial officer to extend the term to March 9, 2020 and to provide for 100% vesting of any unvested portion of any outstanding equity, or equity-based award granted to them by the Company upon termination of their respective employment agreements without cause, as a result of a breach of the agreement by the Company or upon their respective death or disability.

The stock option award included options for each of them to purchase 2,000,000 shares (the “Stock Options”) of Common Stock at an exercise price of $0.25 per share. One-third of the Stock Options vest on March 10, 2017, March 10, 2018, and March 10, 2019, respectively, and are exercisable at any time after vesting until 10 years after the grant date. The Stock Options vest so long as the optionee remains an employee of the Company or a subsidiary of the Company on the vesting dates (except as otherwise provided for in the employment agreement between the Company and the optionee).

The fair value of this option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: dividend yield of 0%; expected volatility of 203.4%; risk-free interest rate of 2.58%; and, an estimated holding period of 10 years. In connection with these options, the Company valued these options at a fair value of $299,381 and will record stock-based compensation expense over the vesting period.